UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2010

Date of reporting period: July 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

July 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 16, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the annual reporting period ended July 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization. Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the mar-

ket as a whole. Normally, the Fund invests in about 95-125 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index for the six- and 12-month periods ended July 31, 2010.

The Fund’s Class A shares without sales charges outperformed the benchmark for the 12-month period ended July 31, 2010. Stock selection drove the strong relative returns. Stock selection was strongest within the technology and industrial sectors, more than offsetting weak selections in the consumer/commercial services and financial sectors. Sector allocations were modestly negative, as the benefit of relative returns from the Fund’s overweight in energy and underweights in health care and financials was offset by its small cash holdings in a rising market.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended July 31, 2010. Consistent with the 12-month period ended July 31, 2010, favorable stock selection accounted for the positive relative returns. Stock selection was strongest within the technology, industrial and energy sectors. This was partially offset by weak stock selection in the consumer/commercial services sector and, to a lesser extent, the financial services sector. Sector allocations were modestly negative, as the benefit from the Fund’s overweight in energy and overweight in healthcare and financials was offset by its small cash holdings in a rising market.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

Market Review and Investment Strategy

Equities moved higher for much of the 12-month period ended July 31, 2010. The first nine months of the reporting period reflected a continuation of the recovery rally that began in March of 2009. Generally improving macro data, combined with a strong recovery in corporate profits and increasing risk appetites, pushed stocks higher with only modest interruptions along the away. At their peak, small-cap growth stocks were more than 25% above where they started during the reporting period and more than 100% off their March 2009 lows.

The backdrop darkened in April 2010, however, as concerns over the durability of the economic recovery emerged. Mixed data on the health of the US economy combined with worries over Europe’s sovereign debt issues and growing evidence of slowing Chinese growth resulted in equities correcting sharply over the subsequent two months. Markets showed a positive reversal in July as investors cheered generally better-than-expected quarterly results.

With the swing between investors’ enthusiasm and anxiety around economic growth dominating stock price action and macro economic headlines dictating the direction of stock prices, there was little consistent differentiation between stock prices of companies enjoying strong fundamental performance and those with weak results. As a result, the current environment has presented a unique opportunity to assemble a portfolio whose companies are demonstrating stronger growth potential and better earnings estimate revisions at a valuation discount to the small-cap growth universe overall.

While these opportunities are present across the sector spectrum, the Small Cap Growth Investment Team’s (the “Team’s”) bottom-up stock selection process has led to some modest changes at the sector and sub-sector level. The Fund is now overweight in the consumer/commercial services sector from roughly equal weight a year ago, with increased exposure to the commercial services and gaming and lodging sub-sectors. The Fund is now modestly overweight in healthcare compared to an underweight last year with a focus on select service companies that have good earnings visibility and are positioned to potentially benefit from healthcare reform. Industrial exposure has shifted to underweight compared to overweight at the start of the reporting period; this is not a statement on prospects for economic growth but rather a reflection of the challenge of identifying stocks that have good visibility around upside to forecast earnings. Technology remains roughly market weight, but the overweight in the semiconductor and equipment sub-sector is now underweight while the software sub-sector has moved to overweight from underweight. The Fund remains modestly overweight in the energy sector as well as underweight in the financial sector, as the Team awaits improved visibility on credit losses, with exposure today skewed decidedly toward nonbank stocks.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Fund can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. The Fund pursues an aggressive investment strategy and an investment in the Fund is subject to higher risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	10.89%	20.30%

Class B**	10.41%	19.29%

Class C	10.46%	19.42%

Advisor Class†	11.05%	20.68%

Class R†	10.77%	20.25%

Class K†	10.94%	20.64%

Class I†	11.17%	21.04%

Russell 2000 Growth Index	9.03%	16.71%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.07% and 0.12% for the six- and 12-month periods ended July 31, 2010, respectively.

**  Effective July 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/00 TO 7/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/00 to 7/31/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	20.30%	15.17%
5 Years	1.24%	0.36%
10 Years	0.04%	-0.39%

Class B Shares
1 Year	19.29%	15.29%
5 Years	0.39%	0.39%
10 Years(a)	-0.60%	-0.60%

Class C Shares
1 Year	19.42%	18.42%
5 Years	0.46%	0.46%
10 Years	-0.72%	-0.72%

Advisor Class Shares†
1 Year	20.68%	20.68%
5 Years	1.52%	1.52%
10 Years	0.35%	0.35%

Class R Shares†
1 Year	20.25%	20.25%
5 Years	1.18%	1.18%
Since Inception*	1.87%	1.87%

Class K Shares†
1 Year	20.64%	20.64%
5 Years	1.44%	1.44%
Since Inception*	2.14%	2.14%

Class I Shares†
1 Year	21.04%	21.04%
5 Years	1.83%	1.83%
Since Inception*	2.52%	2.52%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.62%, 2.51%, 2.41%, 1.35%, 1.70%, 1.44% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
1 Year	14.93%
5 Years	0.46%
10 Years	-1.54%

Class B Shares
1 Year	15.01%
5 Years	0.49%
10 Years(a)	-1.75%

Class C Shares
1 Year	18.10%
5 Years	0.56%
10 Years	-1.87%

Advisor Class Shares†
1 Year	20.39%
5 Years	1.62%
10 Years	-0.81%

Class R Shares†
1 Year	19.89%
5 Years	1.28%
Since Inception*	0.75%

Class K Shares†
1 Year	20.27%
5 Years	1.55%
Since Inception*	1.02%

Class I Shares†
1 Year	20.63%
5 Years	1.93%
Since Inception*	1.38%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2010		Ending Account Value July 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,108.87	$1,017.01	$8.21	$7.85
Class B	$1,000	$1,000	$1,104.09	$1,012.79	$12.63	$12.08
Class C	$1,000	$1,000	$1,104.55	$1,013.19	$12.21	$11.68
Advisor Class	$1,000	$1,000	$1,110.51	$1,018.35	$6.80	$6.51
Class R	$1,000	$1,000	$1,107.71	$1,016.31	$8.94	$8.55
Class K	$1,000	$1,000	$1,109.38	$1,017.75	$7.43	$7.10
Class I	$1,000	$1,000	$1,111.68	$1,019.39	$5.71	$5.46
*	Expenses are equal to the classes’ annualized expense ratios of 1.57%, 2.42%, 2.34%, 1.30%, 1.71%, 1.42% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $395.8

TEN LARGEST HOLDINGS**

July 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bucyrus International, Inc. – Class A	$6,091,338	1.5%
Gaylord Entertainment Co.	5,940,051	1.5
TIBCO Software, Inc.	5,841,648	1.5
Baldor Electric Co.	5,809,440	1.4
Hexcel Corp.	5,588,310	1.4
Informatica Corp.	5,477,634	1.4
TrueBlue, Inc.	5,476,185	1.4
Life Time Fitness, Inc.	5,472,180	1.4
National CineMedia, Inc.	5,460,936	1.4
Aruba Networks, Inc.	5,217,954	1.3
	$56,375,676	14.2%

*	All data are as of July 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 26.3%
Communications Equipment – 6.1%
ADTRAN, Inc.	139,700	$4,411,726
Aruba Networks, Inc.(a)	307,300	5,217,954
F5 Networks, Inc.(a)	40,300	3,539,549
Finisar Corp.(a)	124,362	1,993,523
Netgear, Inc.(a)	196,100	4,706,400
Riverbed Technology, Inc.(a)	118,400	4,391,456

		24,260,608

Computers & Peripherals – 1.5%
Netezza Corp.(a)	206,900	3,206,950
Xyratex Ltd.(a)	191,200	2,483,688

		5,690,638

Internet Software & Services – 1.6%
DealerTrack Holdings, Inc.(a)	288,100	4,497,241
VistaPrint NV(a)	59,600	1,969,780

		6,467,021

IT Services – 1.9%
Camelot Information Systems, Inc. (ADR)(a)	210,100	2,243,868
VeriFone Systems, Inc.(a)	238,000	5,207,440

		7,451,308

Semiconductors & Semiconductor Equipment – 5.6%
Atheros Communications, Inc.(a)	120,100	3,175,444
Fairchild Semiconductor International, Inc.(a)	323,000	2,932,840
Hittite Microwave Corp.(a)	62,720	2,882,611
Netlogic Microsystems, Inc.(a)	97,400	2,879,144
ON Semiconductor Corp.(a)	376,559	2,541,773
Skyworks Solutions, Inc.(a)	208,000	3,646,240
Teradyne, Inc.(a)	391,300	4,210,388

		22,268,440

Software – 9.6%
Concur Technologies, Inc.(a)	80,600	3,730,168
Fortinet, Inc.(a)	144,790	2,607,668
Informatica Corp.(a)	181,800	5,477,634
MICROS Systems, Inc.(a)	142,120	5,085,054
QLIK Technologies, Inc.(a)	4,600	66,102
RealD, Inc.(a)	136,900	2,327,300
SolarWinds, Inc.(a)	153,500	2,121,370
SuccessFactors, Inc.(a)	212,600	4,317,906
Taleo Corp. – Class A(a)	153,600	3,778,560
TIBCO Software, Inc.(a)	430,800	5,841,648
VanceInfo Technologies, Inc. (ADR)(a)	108,100	2,744,659

		38,098,069

		104,236,084

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 21.1%
Biotechnology – 4.2%
Alexion Pharmaceuticals, Inc.(a)	73,900	$4,017,204
Arqule, Inc.(a)	112,800	481,656
Human Genome Sciences, Inc.(a)	50,100	1,299,594
Incyte Corp. Ltd.(a)	151,500	1,972,530
Ironwood Pharmaceuticals, Inc.(a)	120,100	1,417,180
Pharmasset, Inc.(a)	50,900	1,374,809
Protalix BioTherapeutics, Inc.(a)	196,400	1,282,492
Regeneron Pharmaceuticals, Inc.(a)	51,600	1,248,204
United Therapeutics Corp.(a)	71,300	3,485,857

		16,579,526

Health Care Equipment & Supplies – 4.6%
Align Technology, Inc.(a)	238,400	4,136,240
NuVasive, Inc.(a)	89,800	2,942,746
ResMed, Inc.(a)	61,700	4,053,073
Sirona Dental Systems, Inc.(a)	97,800	3,010,284
Volcano Corp.(a)	178,400	3,937,288

		18,079,631

Health Care Providers & Services – 6.3%
Centene Corp.(a)	180,600	3,848,586
Emergency Medical Services Corp.(a)	90,800	4,062,392
HMS Holdings Corp.(a)	89,200	5,023,744
IPC The Hospitalist Co., Inc.(a)	158,200	4,073,650
LHC Group, Inc.(a)	149,000	3,425,510
Magellan Health Services, Inc.(a)	109,900	4,625,691

		25,059,573

Health Care Technology – 2.2%
MedAssets, Inc.(a)	157,500	3,687,075
SXC Health Solutions Corp.(a)	71,300	4,841,270

		8,528,345

Life Sciences Tools & Services – 0.9%
QIAGEN NV(a)	189,400	3,545,568

Pharmaceuticals – 2.9%
Ardea Biosciences, Inc.(a)	56,221	1,121,609
Impax Laboratories, Inc.(a)	238,400	3,907,376
MAP Pharmaceuticals, Inc.(a)	102,100	1,368,140
Nektar Therapeutics(a)	148,800	1,943,328
Salix Pharmaceuticals Ltd.(a)	79,000	3,350,390

		11,690,843

		83,483,486

Consumer Discretionary – 21.0%
Distributors – 1.2%
LKQ Corp.(a)	247,300	4,891,594

Diversified Consumer Services – 1.8%
K12, Inc.(a)	119,519	3,113,470
Strayer Education, Inc.	17,200	4,117,680

		7,231,150

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 6.6%
Gaylord Entertainment Co.(a)	204,900	$5,940,051
Great Wolf Resorts, Inc.(a)	675,200	1,498,944
Life Time Fitness, Inc.(a)	150,500	5,472,180
Orient-Express Hotels Ltd. – Class A(a)	470,880	4,289,717
Panera Bread Co. – Class A(a)	51,400	4,019,994
Texas Roadhouse, Inc. – Class A(a)	350,588	4,725,926

		25,946,812

Household Durables – 1.2%
Tempur-Pedic International, Inc.(a)	153,700	4,713,979

Internet & Catalog Retail – 0.4%
NetFlix, Inc.(a)	14,844	1,522,252

Media – 2.4%
Lamar Advertising Co. – Class A(a)	141,350	3,865,923
National CineMedia, Inc.	304,400	5,460,936

		9,326,859

Specialty Retail – 6.7%
Citi Trends, Inc.(a)	95,500	2,997,745
Dick’s Sporting Goods, Inc.(a)	197,000	5,183,070
J Crew Group, Inc.(a)	83,600	2,978,668
Kirkland’s, Inc.(a)	203,400	3,429,324
Select Comfort Corp.(a)	387,700	3,024,060
Tractor Supply Co.	71,730	4,985,952
Ulta Salon Cosmetics & Fragrance, Inc.(a)	163,500	4,130,010

		26,728,829

Textiles, Apparel & Luxury Goods – 0.7%
Carter’s, Inc.(a)	112,050	2,716,092

		83,077,567

Industrials – 18.2%
Aerospace & Defense – 1.4%
Hexcel Corp.(a)	299,000	5,588,310

Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	47,800	2,795,344

Building Products – 1.1%
Simpson Manufacturing Co., Inc.	158,400	4,085,136

Commercial Services & Supplies – 1.1%
Interface, Inc. – Class A	360,300	4,478,529

Electrical Equipment – 2.6%
AMETEK, Inc.	101,400	4,488,978
Baldor Electric Co.	152,000	5,809,440

		10,298,418

Machinery – 6.5%
Actuant Corp. – Class A	220,000	4,536,400
Bucyrus International, Inc. – Class A	97,900	6,091,338

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

IDEX Corp.	131,950	$4,244,832
Lincoln Electric Holdings, Inc.	78,500	4,334,770
RBC Bearings, Inc.(a)	98,900	3,033,263
Valmont Industries, Inc.	50,000	3,552,500

		25,793,103

Marine – 1.0%
Kirby Corp.(a)	103,000	3,959,320

Professional Services – 1.4%
TrueBlue, Inc.(a)	425,500	5,476,185

Road & Rail – 2.4%
Genesee & Wyoming, Inc. – Class A(a)	105,382	4,308,016
Knight Transportation, Inc.	189,100	3,955,972
RailAmerica, Inc.(a)	112,300	1,247,653

		9,511,641

		71,985,986

Financials – 5.6%
Capital Markets – 3.9%
Affiliated Managers Group, Inc.(a)	53,300	3,775,239
Greenhill & Co., Inc.	59,700	4,062,585
KBW, Inc.(a)	150,100	3,429,785
Stifel Financial Corp.(a)	89,300	4,138,162

		15,405,771

Commercial Banks – 0.8%
Iberiabank Corp.	60,200	3,127,992

Consumer Finance – 0.9%
Green Dot Corp.(a)	84,900	3,693,150

		22,226,913

Energy – 4.2%
Energy Equipment & Services – 2.9%
Complete Production Services, Inc.(a)	218,000	4,196,500
Dril-Quip, Inc.(a)	69,200	3,617,776
Oceaneering International, Inc.(a)	72,600	3,592,248

		11,406,524

Oil, Gas & Consumable Fuels – 1.3%
Cabot Oil & Gas Corp.	114,100	3,476,627
SM Energy Co.	42,260	1,750,409

		5,227,036

		16,633,560

Materials – 1.6%
Chemicals – 1.0%
Solutia, Inc.(a)	280,100	3,952,211

Metals & Mining – 0.6%
Molycorp, Inc.(a)	205,100	2,530,934

		6,483,145

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 1.1%
Food Products – 1.1%
Green Mountain Coffee Roasters, Inc.(a)	138,980	$4,279,194

Total Common Stocks (cost $322,057,642)		392,405,935

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.20%(b) (cost $5,583,706)	5,583,706	5,583,706

Total Investments – 100.5% (cost $327,641,348)		397,989,641
Other assets less liabilities – (0.5)%		(2,150,809)

Net Assets – 100.0%		$395,838,832

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $322,057,642)	$392,405,935
Affiliated issuers (cost $5,583,706)	5,583,706
Cash	462,694
Receivable for investment securities sold	5,576,747
Receivable for capital stock sold	605,955
Dividends receivable	12,919

Total assets	404,647,956

Liabilities
Payable for investment securities purchased	7,076,263
Advisory fee payable	741,967
Payable for capital stock redeemed	564,851
Distribution fee payable	58,356
Transfer Agent fee payable	49,813
Administrative fee payable	29,304
Accrued expenses	288,570

Total liabilities	8,809,124

Net Assets	$395,838,832

Composition of Net Assets
Capital stock, at par	$31,122
Additional paid-in capital	501,657,267
Accumulated net realized loss on investment transactions	(176,197,850)
Net unrealized appreciation on investments	70,348,293

$395,838,832

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$152,958,165	6,031,057	$25.36	*

B	$9,568,133	467,318	$20.47

C	$13,676,497	664,017	$20.60

Advisor	$18,066,560	683,673	$26.43

R	$6,844,845	270,560	$25.30

K	$6,858,237	267,267	$25.66

I	$187,866,395	7,177,228	$26.18

*	The maximum offering price per share for Class A shares was $26.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $286)	$1,182,389
Affiliated issuers	5,633	$1,188,022

Expenses
Advisory fee (see Note B)	2,979,454
Distribution fee—Class A	425,170
Distribution fee—Class B	116,777
Distribution fee—Class C	141,977
Distribution fee—Class R	25,865
Distribution fee—Class K	16,089
Transfer agency—Class A	633,964
Transfer agency—Class B	61,873
Transfer agency—Class C	63,750
Transfer agency—Advisor Class	88,511
Transfer agency—Class R	13,075
Transfer agency—Class K	12,143
Transfer agency—Class I	205,023
Printing	196,656
Custodian	148,684
Registration fees	125,563
Administrative	94,266
Legal	51,181
Audit	46,480
Directors’ fees	36,797
Miscellaneous	22,817

Total expenses		5,506,115

Net investment loss		(4,318,093)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		57,051,182
Net change in unrealized appreciation/depreciation of investments		17,973,579

Net gain on investment transactions		75,024,761

Net Increase in Net Assets from Operations		$70,706,668

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2010	Year Ended July 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,318,093)	$(3,376,734)
Net realized gain (loss) on investment transactions	57,051,182	(76,379,480)
Net change in unrealized appreciation/depreciation of investments	17,973,579	16,191,253

Net increase (decrease) in net assets from operations	70,706,668	(63,564,961)
Capital Stock Transactions
Net increase (decrease)	(34,103,096)	59,485,873
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,393,656	1,003,493

Total increase (decrease)	37,997,228	(3,075,595)
Net Assets
Beginning of period	357,841,604	360,917,199

End of period (including accumulated net investment loss of $0 and $0, respectively)	$395,838,832	$357,841,604

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”) is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the “Fund”) and AllianceBernstein U.S. Strategic Research Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2010:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets
Common Stocks	$392,405,935		$	– 0	–	$	– 0	–	$392,405,935
Short-Term Investments	5,583,706			– 0	–		– 0	–	5,583,706

Total Investments in Securities	397,989,641			– 0	–		– 0	–	397,989,641
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$397,989,641		$	– 0	–	$	– 0	–	$397,989,641

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays the Adviser a quarterly advisory fee equal to 1/4 of .75% of the first $2.5 billion, 1/4 of .65% of the excess over $2.5 billion up to $5 billion and 1/4 of .60% of the excess over $5 billion as a percentage of the Fund’s net assets at the end of the preceding quarter. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2010, such fee amounted to $94,266.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $486,437 for the year ended July 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,438 from the sale of Class A shares and received $5,660, $6,089 and $917 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2010 is as follows:

Market Value July 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2010 (000)	Dividend Income (000)
$ 6,032	$124,650	$125,098	$5,584	$6

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended July 31, 2010 amounted to $950,989, of which $3 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,433,052, $2,356,355, $100,446, and $20,032 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$362,718,692		$399,136,581
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$337,737,202

Gross unrealized appreciation	$69,825,779
Gross unrealized depreciation	(9,573,340)

Net unrealized appreciation	$60,252,439

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the year ended July 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2010	Year Ended July 31, 2009

Class A
Shares sold	765,330	859,577	$19,057,019	$15,931,432

Shares converted from Class B	123,259	156,540	2,960,966	2,974,137

Shares redeemed	(1,786,961)	(1,797,284)	(43,672,887)	(33,353,676)

Net decrease	(898,372)	(781,167)	$(21,654,902)	$(14,448,107)

Class B
Shares sold	39,434	75,849	$775,470	$1,252,250

Shares converted to Class A	(152,071)	(191,493)	(2,960,966)	(2,974,137)

Shares redeemed	(146,824)	(246,320)	(2,865,942)	(3,872,725)

Net decrease	(259,461)	(361,964)	$(5,051,438)	$(5,594,612)

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2010	Year Ended July 31, 2009

Class C
Shares sold	66,886	139,837	$1,329,365	$2,136,149

Shares redeemed	(170,681)	(273,024)	(3,384,227)	(4,044,713)

Net decrease	(103,795)	(133,187)	$(2,054,862)	$(1,908,564)

Advisor Class
Shares sold	308,952	316,525	$7,561,152	$6,765,081

Shares redeemed	(467,233)	(430,223)	(11,952,772)	(7,970,091)

Net decrease	(158,281)	(113,698)	$(4,391,620)	$(1,205,010)

Class R
Shares sold	192,913	79,538	$4,562,473	$1,482,503

Shares redeemed	(62,911)	(21,406)	(1,506,608)	(391,685)

Net increase	130,002	58,132	$3,055,865	$1,090,818

Class K
Shares sold	79,658	216,276	$1,952,709	$4,043,338

Shares redeemed	(62,572)	(85,120)	(1,501,686)	(1,565,660)

Net increase	17,086	131,156	$451,023	$2,477,678

Class I
Shares sold	2,275,840	5,948,267	$57,124,179	$106,141,544

Shares redeemed	(2,466,675)	(1,502,103)	(61,581,341)	(27,067,874)

Net increase (decrease)	(190,835)	4,446,164	$(4,457,162)	$79,073,670

For the years ended July 31, 2010 and 2009, the Fund received $1,393,656 and $1,003,493, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2010.

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(166,101,995	)(a)
Unrealized appreciation/(depreciation)	60,252,439	(b)

Total accumulated earnings/(deficit)	$(105,849,556)

(a)

On July 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $166,101,995 of which $146,459,699 expires in the year 2011 and $19,642,296 expires in 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund also had $4,828,054 of capital loss carryforward for income tax purposes expire during the year. During the fiscal year ended July 31, 2010, the Fund utilized $5,157,205 of its capital loss carryforwards to offset current year net realized capital gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to a net operating loss and an expiration of capital loss carryforward, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 21.08	$ 26.69	$ 29.55	$ 24.06	$ 23.85

Income From Investment Operations
Net investment loss(a)	(.31)	(.24)	(.31)	(.32)	(.34)
Net realized and unrealized gain (loss) on investment transactions	4.59	(5.37)	(2.55)	5.81	.55
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.28	(5.61)	(2.86)	5.49	.21

Net asset value, end of period	$ 25.36	$ 21.08	$ 26.69	$ 29.55	$ 24.06

Total Return
Total investment return based on net asset value(c)	20.30	%*	(21.02	)%*	(9.68	)%*	22.82%	.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$152,958	$146,038	$205,802	$241,424	$217,106
Ratio to average net assets of:
Expenses	1.60	%(d)	1.62%	1.58	%(e)	1.56	%(e)	1.68	%(d)(e)
Net investment loss	(1.30	)%(d)	(1.28)%	(1.07)%	(1.17)%	(1.35	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 17.16	$ 21.92	$ 24.48	$ 20.10	$ 20.08

Income From Investment Operations
Net investment loss(a)	(.42)	(.34)	(.44)	(.45)	(.46)
Net realized and unrealized gain (loss) on investment transactions	3.73	(4.42)	(2.12)	4.83	.48
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.31	(4.76)	(2.56)	4.38	.02

Net asset value, end of period	$ 20.47	$ 17.16	$ 21.92	$ 24.48	$ 20.10

Total Return
Total investment return based on net asset value(c)	19.29	%*	(21.72	)%*	(10.46	)%*	21.79%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,568	$12,471	$23,869	$41,240	$68,340
Ratio to average net assets of:
Expenses	2.45	%(d)	2.51%	2.40	%(e)	2.39	%(e)	2.50	%(d)(e)
Net investment loss	(2.16	)%(d)	(2.16)%	(1.87)%	(2.01)%	(2.17	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 17.25	$ 22.02	$ 24.56	$ 20.16	$ 20.13

Income From Investment Operations
Net investment loss(a)	(.41)	(.33)	(.43)	(.44)	(.45)
Net realized and unrealized gain (loss) on investment transactions	3.76	(4.44)	(2.11)	4.84	.48
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.35	(4.77)	(2.54)	4.40	.03

Net asset value, end of period	$ 20.60	$ 17.25	$ 22.02	$ 24.56	$ 20.16

Total Return
Total investment return based on net asset value(c)	19.42	%*	(21.66	)%*	(10.34	)%*	21.83%	.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,677	$13,246	$19,840	$26,790	$30,008
Ratio to average net assets of:
Expenses	2.37	%(d)	2.41%	2.34	%(e)	2.32	%(e)	2.43	%(d)(e)
Net investment loss	(2.08	)%(d)	(2.07)%	(1.83)%	(1.94)%	(2.11	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 21.90	$ 27.65	$ 30.52	$ 24.79	$ 24.51

Income From Investment Operations
Net investment loss(a)	(.26)	(.20)	(.24)	(.26)	(.28)
Net realized and unrealized gain (loss) on investment transactions	4.79	(5.55)	(2.63)	5.99	.56
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.53	(5.75)	(2.87)	5.73	.28

Net asset value, end of period	$ 26.43	$ 21.90	$ 27.65	$ 30.52	$ 24.79

Total Return
Total investment return based on net asset value(c)	20.68	%*	(20.80	)%*	(9.40	)%*	23.12%	1.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,067	$18,439	$26,423	$26,387	$22,396
Ratio to average net assets of:
Expenses	1.33	%(d)	1.35%	1.31	%(e)	1.29	%(e)	1.39	%(d)(e)
Net investment loss	(1.03	)%(d)	(1.00)%	(.81)%	(.90)%	(1.07	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 21.04	$ 26.66	$ 29.52	$ 24.06	$ 23.86

Income From Investment Operations
Net investment loss(a)	(.34)	(.25)	(.33)	(.35)	(.16)
Net realized and unrealized gain (loss) on investment transactions	4.60	(5.37)	(2.53)	5.81	.36
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.26	(5.62)	(2.86)	5.46	.20

Net asset value, end of period	$25.30	$21.04	$26.66	$29.52	$24.06

Total Return
Total investment return based on net asset value(c)	20.25	%*	(21.08	)%*	(9.69	)%*	22.69%	.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,845	$2,957	$2,197	$1,085	$428
Ratio to average net assets of:
Expenses	1.69	%(d)	1.70%	1.64%	1.64	%(e)	1.80	%(d)(e)
Net investment loss	(1.39	)%(d)	(1.35)%	(1.19)%	(1.24)%	(1.28	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 21.27	$ 26.88	$ 29.70	$ 24.15	$ 23.89

Income From Investment Operations
Net investment loss(a)	(.26)	(.21)	(.26)	(.23)	(.24)
Net realized and unrealized gain (loss) on investment transactions	4.65	(5.40)	(2.56)	5.78	.50
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.39	(5.61)	(2.82)	5.55	.26

Net asset value, end of period	$ 25.66	$ 21.27	$ 26.88	$ 29.70	$ 24.15

Total Return
Total investment return based on net asset value(c)	20.64	%*	(20.87	)%*	(9.50	)%*	22.98%	1.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,858	$5,323	$3,199	$1,365	$479
Ratio to average net assets of:
Expenses	1.37	%(d)	1.44%	1.40%	1.31	%(e)	1.39	%(d)(e)
Net investment loss	(1.07	)%(d)	(1.10)%	(.93)%	(.88)%	(.97	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 21.63	$ 27.24	$ 29.98	$ 24.28	$ 23.91

Income From Investment Operations
Net investment loss(a)	(.18)	(.15)	(.15)	(.15)	(.18)
Net realized and unrealized gain (loss) on investment transactions	4.73	(5.46)	(2.59)	5.85	.55
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.55	(5.61)	(2.74)	5.70	.37

Net asset value, end of period	$26.18	$21.63	$27.24	$29.98	$24.28

Total Return
Total investment return based on net asset value(c)	21.04	%*	(20.59	)%*	(9.14	)%*	23.48%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$187,866	$159,368	$79,587	$42,441	$24,644
Ratio to average net assets of:
Expenses	1.04	%(d)	1.12%	1.01%	.95	%(e)	1.03	%(d)(e)
Net investment loss	(.74	)%(d)	(.78)%	(.50)%	(.56)%	(.71	)%(d)
Portfolio turnover rate	93%	108%	100%	72%	79%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.57%	1.53%	1.66%
Class B	2.39%	2.36%	2.49%
Class C	2.33%	2.29%	2.42%
Advisor Class	1.30%	1.26%	1.38%
Class R	—	1.60%	1.78%
Class K	—	1.28%	1.38%
Class I	—	.92%	1.02%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2010, July 31, 2009 and July 31, 2008 by 0.12%, 0.13% and 0.04%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising AllianceBernstein Cap Fund, Inc.), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2) , Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 (1992) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	96	None

John H. Dobkin, # 68 (1994)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	94	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	94	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of the Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director of one or more of the AllianceBernstein Funds since 1982.	94	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	94	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice-Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), and organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	91	None

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 68 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	94	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	94	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Bruce K. Aronow 44	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

N. Kumar Kirpalani 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Samantha S. Lau 37	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Wen-Tse Tseng 44	Vice President	Vice President of the Adviser,** with which he has been associated since March 2006. Prior thereto, he was the healthcare sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010. The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1- and 10-year periods and almost matched the Index in the 3-year period, although the Portfolio underperformed the Index in the 5-year period. Based on their review, the directors concluded that the Portfolio’s performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets. The directors noted that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than that in the Portfolio’s Advisory Agreement (excluding the impact of the three basis point expense reimbursement to the Adviser pursuant to the Advisory Agreement; including the impact would result in about the same fee rate). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Portfolio for the same fee schedule as the Portfolio except that the Portfolio’s fee is a quarterly fee based on net asset value at the end of each quarter and such other portfolio’s fee is a monthly fee based on average daily net assets.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the average account size of the Portfolio was approximately one third the size of the average account of the funds in its Expense Group, and that this adversely affects the Portfolio’s expense ratio as compared to that of many competitors since transfer agency fees are determined on an account by account basis. The directors noted that the Portfolio’s Class A 12b-1 fee is higher than the Expense Group median, contributing to the Portfolio’s relatively high expense ratio as compared to such median. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$443.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,181 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:5

Portfolio	Total Expense Ratio[6] (as of 01/31/10)		Fiscal Year End
Small Cap Growth Portfolio	Advisor	1.36%	July 31
	Class A	1.63%
	Class B	2.48%
	Class C	2.41%
	Class R	1.62%
	Class K	1.31%
	Class I	0.99%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s net assets at quarter end and is paid on a quarterly basis.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:8

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$443.3	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum account size: $25m	0.789%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio[10]	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	The advisory fee of AVPS Small Cap Growth Portfolio is paid on a monthly basis and is based on the AVPS Portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter end and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

the sub-advisory relationships been applicable to those Funds based on March 31, 2010 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Client #1[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.564%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed

11	This is the fee schedule of a fund managed by an affiliate of the Adviser. Assets of this client account are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

12	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)13 at the approximate current asset level of the subject Portfolio.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.825	3/16

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU16 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009,

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	57

when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.616	1.465	12/16	1.498	51/74

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

18	Most recently completed fiscal year end Class A total expense ratio.

58	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,610, $668,526 and $16,637 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $531,730 in fees from the Portfolio.19

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $1,910 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	59

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2010.26

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	40.91	38.95	38.09	6/16	37/90
3 year	-6.10	-6.04	-6.33	9/16	41/84
5 year	0.20	0.46	0.37	9/14	39/68
10 year	-0.50	0.79	-0.24	9/11	24/43

24	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by the Adviser. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	61

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)27 versus its benchmark.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	40.91	-6.10	0.20	-0.50	8.95	24.48	-0.01	10
Russell 2000 Growth Index	39.03	-6.03	0.88	-1.73	N/A	25.41	-0.05	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

27	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

28	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

29	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	65

NOTES

66	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0151-0710

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Small Cap Growth	2009	$33,680	$1,650	$8,308
	2010	$29,000	$—	$15,605

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2009	$711,673	$253,804
			$(245,496)
			$(8,308)
	2010	$608,552	$143,320
			$(127,715)
			$(15,605)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date:	September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 28, 2010

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	September 28, 2010